                                                                    Exhibit 10.3



                       MANAGEMENT STOCKHOLDER'S AGREEMENT

                  This Management Stockholder's Agreement (this "Agreement") is entered into as of the date set forth on the signature page hereof among CORNING CONSUMER PRODUCTS COMPANY, a Delaware corporation (the "Company"), CCPC Acquisition Corp., a Delaware corporation (the "Parent"), and the individual whose name and address appears on the signature page hereof (the "Purchaser" and, together with the Company, the "Parties").

                                    RECITALS

                  This Agreement is one of several agreements ("Other Purchasers' Agreements") which have been, or which in the future will be, entered into among the Company, the Parent and other individuals who are or will be key employees of the Company or one of its subsidiaries (collectively, the "Other Purchasers").

                  Prior to April 1, 1998, each of the 1,000 outstanding shares of common stock (the "Common Stock") of the Company was subdivided, changed and converted into 24,000 shares of Common Stock (or 24,000,000 in the aggregate).

                  The Parent has agreed to sell to the Purchaser the number of shares of Common Stock set forth on the signature page hereof (the "Purchase Stock") at a purchase price of $5.00 per share (the "Purchase Price"). In addition, the Company will grant to the Purchaser an option or options to purchase Common Stock ("Options") at an exercise price of $5.00 per share of Common Stock pursuant to the terms of the 1998 Stock Purchase and Option Plan for Key Employees of Corning Consumer Products Company and Subsidiaries (the "Option Plan") and the Non-Qualified Stock Option Agreement attached hereto as Exhibit A.

                                    AGREEMENT

                  To implement the foregoing and in consideration of the mutual agreements contained herein, the Parties agree as follows:

                  1. Purchase of Stock; Issuance of Options. (a) On or prior to the purchase date identified on the signature page hereof (or such later date to which the Company and the Purchaser agree in writing), (i) the Parent will deliver the Purchase Stock and the Purchaser shall pay the Parent the Purchase Price for each share delivered and (ii) the Company will grant the Options described above to the Purchaser in accordance with, and subject to the terms and conditions contained in, the Option Plan and the Non-Qualified Stock Option Agreement.

                  (b) The Parties shall execute and deliver to each other copies of the NonQualified Stock Option Agreement concurrently with the issuance of the Options.

                  2. Purchaser's Representations, Warranties and Agreements. (a) The Purchaser hereby represents and warrants that he is acquiring the Purchase Stock and, at the time of exercise or other acquisition, all other Stock (as defined in Section 8) for investment for his own account and not with a view to, or for resale in connection with, the distribution or other disposition thereof. The Purchaser agrees and acknowledges that he will not, directly or indirectly, offer, transfer, sell, assign, pledge, hypothecate or otherwise dispose of any shares of the Stock unless such transfer, sale, assignment, pledge, hypothecation or other disposition complies with Section 3 of this Agreement and (i) the transfer, sale, assignment, pledge, hypothecation or other disposition is pursuant to an effective registration statement under the Securities Act of 1933, as amended, or the rules and regulations in effect thereunder (the "Act"), and any applicable state securities law or (ii) counsel for the Purchaser (which counsel shall be acceptable to the Company) shall have furnished the Company with an opinion, satisfactory in form and substance to the Company, that no such registration is required because of the availability of an exemption from registration under the Act and any applicable state securities law. Notwithstanding the foregoing, the Company acknowledges and agrees that any of the following transfers are deemed to be in compliance with the Act, applicable state securities law and this Agreement and no opinion of counsel is required in connection therewith: (x) a transfer made pursuant to Section 4, 5 or 6 hereof, (y) a transfer upon the death of the Purchaser to his executors, administrators, testamentary trustees, legatees or beneficiaries (the "Purchaser's Estate") or a transfer to the executors, administrators, testamentary trustees, legatees or beneficiaries of a person who has become a holder of Stock in accordance with the terms of this Agreement, provided that it is expressly understood that any such transferee shall be bound by the provisions of this Agreement and (z) a transfer made after the Vesting Reference Date (as defined below) in compliance with the federal and state securities laws to a trust, custodianship or limited partnership the beneficiaries or limited partners of which may include only the Purchaser, his spouse or his lineal descendants (a "Purchaser's Trust") or a transfer made after the third anniversary of the Vesting Reference Date to such a trust by a person who has become a holder of Stock in accordance with the terms of this Agreement, provided that such transfer is made expressly subject to this Agreement and that the transferee agrees in writing to be bound by the terms and conditions hereof.

                  For purposes of this Agreement, the term "Valuation Reference Date" shall mean April 1, 1998 and the term "Vesting Reference Date" shall mean the date set forth on the signature page hereof as the Vesting Reference Date.

                  (b) The certificate (or certificates) representing the Stock shall bear the following legend:

         "THE SHARES REPRESENTED BY THIS CERTIFICATE MAY NOT BE TRANSFERRED, SOLD, ASSIGNED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF UNLESS SUCH TRANSFER, SALE, ASSIGNMENT, PLEDGE, HYPOTHECATION OR OTHER DISPOSITION COMPLIES WITH THE PROVISIONS OF THE MANAGEMENT STOCKHOLDER'S AGREEMENT AMONG CORNING CONSUMER PRODUCTS COMPANY ("THE COMPANY"), CCPC ACQUISITION CORP. AND THE PURCHASER NAMED ON THE FACE HEREOF (A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY). EXCEPT AS OTHERWISE PROVIDED IN SUCH AGREEMENT, NO TRANSFER, SALE, ASSIGNMENT, PLEDGE, HYPOTHECATION OR OTHER DISPOSITION OF THE SHARES REPRESENTED BY THIS CERTIFICATE MAY BE MADE EXCEPT (A) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND ANY APPLICABLE STATE SECURITIES LAW OR (B) IF
         (I) THE COMPANY HAS BEEN FURNISHED

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         WITH A SATISFACTORY OPINION OF COUNSEL FOR THE HOLDER THAT SUCH
         TRANSFER, SALE, ASSIGNMENT, PLEDGE, HYPOTHECATION OR OTHER DISPOSITION IS EXEMPT FROM THE PROVISIONS OF SECTION 5 OF THE ACT OR THE RULES AND REGULATIONS IN EFFECT THEREUNDER, AND IN COMPLIANCE WITH APPLICABLE PROVISIONS OF STATE SECURITIES LAWS, AND (II) IF THE HOLDER IS A CITIZEN OR RESIDENT OF ANY COUNTRY OTHER THAN THE UNITED STATES, OR THE HOLDER DESIRES TO EFFECT ANY SUCH TRANSACTION IN ANY SUCH COUNTRY, THE COMPANY HAS BEEN FURNISHED WITH A SATISFACTORY OPINION OR OTHER ADVICE OF COUNSEL FOR THE HOLDER THAT SUCH TRANSACTION WILL NOT VIOLATE THE LAWS OF SUCH COUNTRY."

                  (c) The Purchaser acknowledges that he has been advised that
(i) the Stock has not been registered under the Act or any state securities law,
(ii) the Stock must be held indefinitely and the Purchaser must continue to bear the economic risk of the investment in the Stock unless it is subsequently registered under the Act and any applicable state securities law, or an exemption from such registration is available, (iii) it is not anticipated that there will be any public market for the Stock, (iv) Rule 144 promulgated under the Act is not currently available with respect to sales of any securities of the Company, and the Company has made no covenant to make such Rule available (except as provided in Section 9(b)), (v) when and if shares of the Stock may be disposed of without registration in reliance on Rule 144, such disposition can be made only in limited amounts in accordance with the terms and conditions of such Rule, (vi) if the Rule 144 exemption is not available, public sale without registration will require compliance with Regulation A or some other exemption under the Act and applicable state securities law, (vii) a restrictive legend in the form heretofore set forth shall be placed on the certificates representing the Stock and (viii) a notation shall be made in the appropriate records of the Company indicating that the Stock is subject to restriction on transfer and, if the Company should at some time in the future engage the services of a stock transfer agent, appropriate stop transfer restrictions will be issued to such transfer agent with respect to the Stock.

                  (d) If any shares of the Stock are to be disposed of in accordance with Rule 144 under the Act or otherwise, the Purchaser shall promptly notify the Company of such intended disposition and shall deliver to the Company at or prior to the time of such disposition such documentation as the Company may reasonably request in connection with such sale and, in the case of a disposition pursuant to Rule 144, shall deliver to the Company an executed copy of any notice on Form 144 required to be filed with the Securities and Exchange Commission.

                  (e) The Purchaser agrees that, if any shares of the capital stock of the Company are offered to the public pursuant to an effective registration statement under the Act and applicable state securities law (other than registration of securities issued under an employee plan), the Purchaser will not effect any public sale or distribution of any shares of the Stock not covered by such registration statement within 7 days prior to, or within 180 days after, the effective date of such registration statement (or, if later, the date of the public offering pursuant to such registration statement), unless otherwise agreed to in writing by the Company; provided that, if any such offering of shares of the capital stock of the Company is pursuant to a public offering through an underwriter or underwriters, then the period of 180 days referred to above shall be such longer or shorter period as the underwriters shall

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require in the underwriting agreement for such offering with respect to public sales or distributions of shares of the Stock by the Company.

                  (f) The Purchaser represents and warrants that (i) he has received and reviewed a Private Placement Memorandum (the "Private Placement Memorandum") relating to the Stock and the documents referred to therein and
(ii) he has been given the opportunity to obtain any additional information or documents and to ask questions and receive answers about such documents, the Company and the business and prospects of the Company which he deems necessary to evaluate the merits and risks related to his investment in the Stock and to verify the information contained in the Private Placement Memorandum and the information received as indicated in this Section 2(f)(ii), and he has relied solely on such information.

                  (g) The Purchaser further represents and warrants that (i) his financial condition is such that he can afford to bear the economic risk of holding the Stock for an indefinite period of time and has adequate means for providing for his current needs and personal contingencies, (ii) he can afford to suffer a complete loss of his investment in the Stock, (iii) all information which he has provided to the Company concerning himself and his financial position is correct and complete as of the date of this Agreement, (iv) he understands and has taken cognizance of all risk factors related to the purchase of the Stock, including those set forth in the Private Placement Memorandum referred to above, and (v) his knowledge and experience in financial and business matters are such that he is capable of evaluating the merits and risks of his purchase of the Stock as contemplated by this Agreement.

                  3. Restriction on Transfer. Except for transfers permitted by clauses (x), (y) and (z) of Section 2(a) or a sale of shares of Stock pursuant to an effective registration statement under the Act and applicable state securities law filed by the Company or pursuant to the Sale Participation Agreement, the Purchaser agrees that he will not transfer, sell, assign, pledge, hypothecate or otherwise dispose of any shares of the Stock at any time prior to the fifth anniversary of the Vesting Reference Date. No transfer of any such shares in violation hereof shall be made or recorded on the books of the Company and any such transfer shall be void and of no effect.

                  4. Right of First Refusal. At any time after the fifth anniversary of the Vesting Reference Date, if the Purchaser receives an Offer (as defined below) which the Purchaser wishes to accept, then the Purchaser shall cause the Offer to be reduced to writing and shall notify the Company in writing of his wish to accept the Offer. The Purchaser's notice shall contain an irrevocable offer to sell such shares of Stock to the Company (in the manner set forth below) at a purchase price equal to the price contained in, and on the same terms and conditions of, the Offer, and shall be accompanied by a true copy of the Offer (which shall identify the third party who has made the Offer (the "Offeror") or other proposed method of disposition). At any time within 30 days after the date of the receipt by the Company of the Purchaser's notice, the Company shall have the right and option to purchase, or to arrange for a third party to purchase, all of the shares of Stock covered by the Offer either (i) at the same price and on the same terms and conditions as the Offer or (ii) if the Offer includes any consideration other than cash, then at the sole option of the Company, at the equivalent all cash price, determined in good faith by a duly authorized compensation committee of, or representing, the Company's Board of Directors (the "Compensation Committee"), by delivering a certified bank check or checks in the appropriate amount to the Purchaser at the principal office of the Company against delivery of certificates or other instruments representing the shares of the Stock so purchased, appropriately endorsed by the Purchaser. If at the end of such 30 day period, the Company has not tendered the purchase price for such shares in the manner set forth above, the Purchaser may during the succeeding 60 day period sell not less than all of the shares of Stock covered by the Offer to the Offeror or in the manner of disposition identified at the time the Offer is delivered to the Company, as the case may be, at a price and on terms no less favorable to the Purchaser than those contained in the Offer. Promptly after such sale, the Purchaser shall notify the Company of the consummation thereof and shall furnish such evidence of the completion and time of completion of such sale and of the terms thereof as may reasonably be requested by the Company. If, at the end of 60 days following the expiration of the 30 day period for the Company to purchase the Stock, the Purchaser has not completed the sale of such shares of the Stock as aforesaid, all the restrictions on sale, transfer or assignment contained in this Agreement shall again be in effect with respect to such shares of the Stock.

                  For purposes of this Agreement, "Offer" shall mean a bona fide offer to purchase any or all of the Purchaser's shares of Stock received by the Purchaser from an Offeror, and shall include, without limitation, any proposed sale of shares of Stock by the Purchaser pursuant to a registration statement under the Act and any applicable state securities law or under an available exemption from registration under the Act, including Rule 144 under the Act if it is then available, and any applicable state securities law; provided, that the term Offer shall not include any proposed sale of shares pursuant to said Rule 144 (subject to such rule being available) after a Public Offering has occurred.

                  5. Purchaser's Resale of Stock and Options to the Company Upon a Special Treatment Event. (a) Except as otherwise provided herein, if, on or prior to the fifth anniversary of the Vesting Reference Date, (i) (A) the Purchaser is still in the employ of the Company or any subsidiary of the Company and (B) the Purchaser either dies or becomes permanently disabled or (ii) the Purchaser retires from the Company or any of its subsidiaries at age 65 or over (or such other age as may be approved by the Compensation Committee) after having been employed by the Company or any of its subsidiaries for at least three years after the Vesting Reference Date (any event referred to in clause
(i) or clause (ii) being referred to herein as a "Special Treatment Event"), then the Purchaser, the Purchaser's Estate or a Purchaser's Trust, as the case may be, shall have the right, for six months following the date of the occurrence of such Special Treatment Event, to (x) sell to the Company, and the Company shall be required to purchase, on one occasion, all or any portion of the shares of Stock then held by the Purchaser, the Purchaser's Estate and/or the Purchaser's Trust, as the case may be, at the Special Treatment Repurchase Price, as determined in accordance with Section 7, and (y) require the Company to pay to the Purchaser, the Purchaser's Estate or the Purchaser's Trust, as the case may be, an additional amount equal to the Option Excess Price, determined on the basis of the Special Treatment Repurchase Price as provided in Section 8, with respect to the termination of outstanding Options held by the Purchaser. No fewer than 10 business days prior to the last day of the six month period following the occurrence of a Special Treatment Event, the Purchaser, the Purchaser's Estate and/or the Purchaser's Trust, as the case may be, shall send written notice to the Company of its intention to sell shares of Stock and to terminate such Options in exchange for the payment referred to in the preceding sentence (the "Redemption Notice").

                  For purposes of this Agreement, the Purchaser shall be deemed to have a "permanent disability" if the Purchaser is unable to engage in the activities required by the Purchaser's job by reason of any medically determined physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months.

                  (b) The completion of the purchase provided for in Section 5(a) shall take place at the principal office of the Company on the tenth business day after the giving of the Redemption Notice. The Special Treatment Repurchase Price and any payment with respect to the Options as described above shall be paid by delivery to the Purchaser, the Purchaser's Estate or the Purchaser's Trust, as the case may be, of a certified bank check or checks in the appropriate amount payable to the order of the Purchaser, the Purchaser's Estate or the Purchaser's Trust, as the case may be, against delivery of certificates or other instruments representing the Stock so purchased and appropriate documents cancelling the Options so terminated appropriately endorsed or executed by the Purchaser, the Purchaser's Estate or the Purchaser's Trust, or his or its duly authorized representative.

                  (c) Notwithstanding anything in Section 5(a) or 5(b) to the contrary and subject to Section 11, (i) if there exists and is continuing a default or an event of default on the part of the Company or any subsidiary of the Company under any loan, guarantee or other agreement under which the Company or any subsidiary of the Company has borrowed money or such repurchase would result in a default or an event of default on the part of the Company or any subsidiary of the Company under any such agreement or (ii) if a repurchase would not be permitted under Section 170 of the General Corporation Law of the State of Delaware or would otherwise violate the General Corporation Law of the State of Delaware (each such occurrence referred to in clause (i) or (ii) above being an "Event"), then the Company shall not be obligated to repurchase any of the Stock or the Options from the Purchaser, the Purchaser's Estate or the Purchaser's Trust, as the case may be, until the first business day which is 10 calendar days after all of the foregoing Events have ceased to exist (the "Repurchase Eligibility Date"); provided, however, that (A) the number of shares of Stock subject to repurchase under this Section 5(c) shall be that number of shares of Stock, and (B) the number of Exercisable Option Shares (as defined in Section 8) for purposes of calculating the Option Excess Price payable under this Section 5(c) shall be that number of Exercisable Option Shares, held by the Purchaser, the Purchaser's Estate or a Purchaser's Trust, as the case may be, at the time of delivery of a Redemption Notice in accordance with Section 5(a) hereof; provided, further, that the Repurchase Calculation Date shall be determined in accordance with Section 7 as of the Repurchase Eligibility Date (unless the Special Treatment Repurchase Price would be greater if the Repurchase Calculation Date had been determined as if no Event had occurred, in which case, solely for purposes of this proviso, the Repurchase Calculation Date shall be determined as if no Event had occurred). All Options exercisable as of the date of a Redemption Notice shall continue to be exercisable until the repurchase pursuant to such Redemption Notice.

                  (d) Notwithstanding any other provision of this Section 5 to the contrary and subject to Section 11, the Purchaser, the Purchaser's Estate or the Purchaser's Trust, as the case may be, shall have the right to withdraw any Redemption Notice which has been pending for 60 or more days and which has remained unsatisfied because of the provisions of Section 5(c).

                  6. The Company's Option to Repurchase Stock and Options of Purchaser. (a) If, on or prior to the fifth anniversary of the Vesting Reference Date, (i) the Purchaser's active employment with the Company (and/or, if applicable, its subsidiaries) is voluntarily or involuntarily terminated for any reason whatsoever, with or without cause, (ii) the beneficiaries of a Purchaser's Trust shall include any person or entity other than the Purchaser, his spouse or his lineal descendants, or (iii) the Purchaser shall effect a transfer of any of the Stock other than as permitted in this Agreement (any of the foregoing, a "Call Event"), then the Company shall have the right to purchase all, but not less than all, of the shares of the Stock then held by the Purchaser or a Purchaser's Trust at the Ordinary Repurchase Price, as determined in accordance with Section 7; provided, however, that if the termination of employment results from a Special Treatment Event, then, notwithstanding the foregoing, the Company shall have the right to purchase all, but not less than all, of the shares of the Stock then held by the Purchaser or a Purchaser's Trust but the Repurchase Price (as defined in Section 7) shall be the Special Treatment Repurchase Price. The Company shall have a period of 75 days from the date of a Call Event in which to give notice in writing to the Purchaser of the exercise of such election ("Call Notice"). In the event that the Company exercises its right to repurchase shares of the Stock pursuant to this Section 6 and the Purchaser's employment has not been terminated by the Company for Cause (as defined in the Non-Qualified Stock Option Agreement) or by the Purchaser without Good Reason (as defined in the Non-Qualified Stock Option Agreement), then the Company shall also pay the Purchaser an amount equal to the Option Excess Price determined on the basis of the Ordinary Repurchase Price or the Special Treatment Repurchase Price, as the case may be, as provided in Section 8, with respect to the termination of outstanding Options held by the Purchaser.

                  (b) The completion of any purchase pursuant to Section 6(a) shall take place at the principal office of the Company on the tenth business day after the giving of the Call Notice. The Ordinary Repurchase Price or the Special Treatment Repurchase Price, as the case may be, and any payment with respect to the Options as described above shall be paid by delivery to the Purchaser of a certified bank check or checks in the appropriate amount payable to the order of the Purchaser against delivery of certificates or other instruments representing the Stock so purchased and appropriate documents cancelling the Options so terminated, appropriately endorsed or executed by the Purchaser or the Purchaser's Trust, or his or its authorized representative.

                  (c) Notwithstanding any other provision of this Section 6 to the contrary and subject to Section 11, if there exists and is continuing any Event, then the Company shall delay the repurchase of any of the Stock or the Options (pursuant to a Call Notice timely given in accordance with Section 6(a) hereof) from the Purchaser, the Purchaser's Estate or the Purchaser's Trust, as the case may be, until the Repurchase Eligibility Date; provided, however, that
(i) the number of shares of Stock subject to repurchase under this Section 6(c) shall be that number of shares of Stock, and (ii) the number of Exercisable Option Shares for purposes of calculating the Option Excess Price payable under this Section 6(c) shall be that number of Exercisable Option Shares, held by the Purchaser, the Purchaser's Estate or a Purchaser's Trust, as the case may be, at the time of delivery of a Call Notice in accordance with Section 6(a) hereof; provided, further, that the Repurchase Calculation Date shall be determined in accordance with Section 7 based on the Repurchase Eligibility Date (unless the applicable Repurchase Price would be greater if the Repurchase Calculation Date had been determined as if no Event had occurred, in which case, solely for purposes of this proviso, the Repurchase Calculation Date shall be determined as if no Event had occurred); and provided, further that if the Repurchase Eligibility Date has not occurred within 18 months of the date of the Call Notice, then the Call Notice shall expire. All Options exercisable as of the date of a Call Notice shall continue to be exercisable until the repurchase pursuant to such Call Notice.

                  7. Determination of Repurchase Price. (a) The Special Treatment Repurchase Price and the Ordinary Repurchase Price are hereinafter collectively referred to as the "Repurchase Price." The Repurchase Price shall be calculated on the basis of the unaudited financial statements of the Company or the Market Price Per Share (as defined in Section 7(f)) as of the last day of the month preceding the later of (i) the month in which the event giving rise to the repurchase occurs and (ii) the month in which the Repurchase Eligibility Date occurs (hereinafter called the "Repurchase Calculation Date"). The event giving rise to the repurchase shall be the death, permanent disability, retirement or termination of employment, as the case may be, of the Purchaser, and not the giving of any notice required pursuant to Section 5 or 6.

                  (b) (i) Prior to a Public Offering (as defined in Section 7(e)), the Special Treatment Repurchase Price shall be a per share Repurchase Price equal to $5.00 (the "Original Per Share Price") plus the amount, if any, by which the Modified Book Value Per Share (as defined in Section 7(d)) as of the Repurchase Calculation Date exceeds the Original Per Share Price.

                      (ii) After a Public Offering, the Special Treatment Repurchase Price shall be a per share Repurchase Price equal to the Original Per Share Price plus the amount, if any, by which the Market Price Per Share as of the Repurchase Calculation Date exceeds the Original Per Share Price.

                  (c) (i) Prior to a Public Offering, the Ordinary Repurchase Price shall be a per share Repurchase Price equal to the lesser of:

                  (A)  the Modified Book Value Per Share; and

                  (B) the Original Per Share Price plus (x) the Percentage (as defined below) multiplied by (y) the amount, if any, by which the Modified Book Value Per Share as of the Repurchase Calculation Date exceeds the Original Per Share Price.

                      (ii) After a Public Offering, the Ordinary Repurchase Price shall be a per share Repurchase Price equal to the lesser of:

                  (A)  the Market Price Per Share; and

                  (B) the Original Per Share Price plus (x) the Percentage multiplied by (y) the amount, if any, by which the Market Price Per Share as of the Repurchase Calculation Date exceeds the Original Per Share Price.

                  The "Percentage" shall be determined as follows:

Repurchase Calculation Date                                                                  Percentage
---------------------------                                                                  ----------

Vesting Reference Date through and including the first                                           0%
    anniversary of the Vesting Reference Date

After the first anniversary of the Vesting Reference Date through                                20%
    and including the second anniversary of the Vesting
    Reference Date

After the second anniversary of the Vesting Reference Date                                       40%
    through and including the third anniversary of the Vesting
    Reference Date

After the third anniversary of the Vesting Reference Date                                        60%
    through and including the fourth anniversary of the Vesting
    Reference Date

After the fourth anniversary of the Vesting Reference Date                                       80%
    through and including the fifth anniversary of the Vesting
    Reference Date

After the fifth anniversary of the Vesting Reference Date                                       100%

                  (d) For purposes of this Agreement, "Modified Book Value Per Share" shall be the quotient of:

                      (i) an amount equal to (A) $120 million plus (B) the aggregate net income of the Company attributable to the Common Stock from and after the Valuation Reference Date (as decreased by any net losses from and after the Valuation Reference Date) plus (C) the aggregate dollar amount contributed to the Company after the Valuation Reference Date as common equity by the shareholders of the Company minus (D) the aggregate dollar amount of any dividends paid or stock repurchases made by the Company on the Common Stock after the Valuation Reference Date, divided by

                      (ii) the sum of the number of shares of Common Stock then outstanding;

provided that, if any outstanding stock options, other rights to acquire Common Stock, or securities convertible into shares of Common Stock have a per share exercise price less than such quotient (collectively, the "In-the-Money Options"), then, sequentially beginning with the In- the-Money Options with the lowest per share exercise price and until either (A) all In-the-Money Options have been included in such adjustment of such quotient or (B) there are no In-the- Money Options with a per share exercise price less than the quotient as adjusted that have not been included in such adjustment of such quotient, the numerator of such quotient shall be increased by the aggregate exercise prices of such In-the-Money Options and the denominator of such quotient shall be increased by the number of shares of Common Stock issuable upon the exercise of such In-the-Money Options.

The calculations set forth in clauses (i)(B), (i)(C) and (i)(D) of the immediately preceding sentence shall be determined in accordance with generally accepted accounting principles applied on a basis consistent with any prior periods as reflected in the consolidated financial statements of the Company, without giving effect to any adjustments required or permitted by Accounting Principles Board Opinion Nos. 16 and 17 with respect to assets acquired or liabilities assumed in the recapitalization of the Company by the Parent (except that the determination of gains or losses on sales of assets and on foreign currency translations occurring subsequent to the recapitalization of the Company by the Parent shall be computed as if purchase accounting had been required for the recapitalization of the Company).

                  (e) For purposes of this Agreement, "Public Offering" shall mean the sale of shares of Common Stock to the public subsequent to the date hereof pursuant to a registration statement under the Act which has been declared effective by the Securities and Exchange Commission (other than a registration statement on Form S-8 or any other similar form) which results in an active trading market in the Common Stock. A "Qualified Public Offering" shall be deemed to have occurred if there has been a Public Offering and there exists an active trading market in 19% or more of the Common Stock; provided, that, for purposes of determining whether a Qualified Public Offering shall have occurred, shares of Common Stock originally held by Corning Incorporated on April 2, 1998 (including any shares which have been subsequently transferred by Corning Incorporated) shall not be taken into account for the purposes of such determination.

                  (f) For purposes of this Agreement, "Market Price Per Share" shall mean the price per share equal to the average of the last sale price of the Common Stock on the Repurchase Calculation Date on each exchange on which the Common Stock may at the time be listed or, if there shall have been no sales on any of such exchanges on the Repurchase Calculation Date, the average of the closing bid and asked prices on each such exchange at the end of the Repurchase Calculation Date or if there is no such bid and asked price on the Repurchase Calculation Date on the next preceding date when such bid and asked price occurred or, if the Common Stock shall not be so listed, the average of the closing sales prices as reported by Nasdaq at the end of the Repurchase Calculation Date in the over-the-counter market. If the Common Stock is not so listed or reported by Nasdaq, then the Market Price Per Share shall be the Modified Book Value Per Share.

                  (g) In determining the Repurchase Price, appropriate adjustments shall be made for any future issuances of rights to acquire and securities convertible into Common Stock and any stock dividends, splits, combinations, recapitalizations or any other adjustment in the number of outstanding shares of Common Stock.

                  8. Stock Issued to Purchaser Upon Exercise of Stock Options; Termination of Options. (a) The Company may from time to time grant to the Purchaser, in addition to the Options, options under the Option Plan to purchase shares of Common Stock at the Original Per Share Price or at a different option exercise price. For purposes of this Agreement, "Stock" shall mean and include all Purchase Stock, all shares of Common Stock issued to the Purchaser by the Company upon exercise of the Options, all shares of Common Stock issued to the Purchaser by the Company upon exercise of any other stock options held by the Purchaser and any other Common Stock otherwise acquired by the Purchaser at any time when this Agreement is in effect.

                  (b) All outstanding Options and other options granted to the Purchaser under the Option Plan or otherwise, whether or not then exercisable, shall terminate automatically

(i) upon the payment by the Company to the Purchaser, pursuant to the provisions of Section 5 or 6 of this Agreement, of an amount equal to the Option Excess Price, (ii) upon the repurchase of Stock as provided in Section 5 or 6 of this Agreement if the Option Excess Price is zero or a negative number, or (iii) without payment in the event of a termination of the Purchaser's employment by the Company for Cause or by the Purchaser without Good Reason.

                  For purposes of this Agreement, "Option Excess Price" shall mean the excess, if any, of the Special Treatment Repurchase Price or the Ordinary Repurchase Price, depending on which Repurchase Price is being used to repurchase the remainder of the Stock, over the Option Price (as defined in the Option Plan) multiplied by the number of Exercisable Option Shares.

                  For purposes of this Agreement, "Exercisable Option Shares" shall mean the shares of Common Stock which, at the time of determination of the Option Excess Price, could be purchased by the Purchaser upon exercise of his outstanding Options or other options.

                  9. Representations, Warranties and Agreements of the Company and the Parent. (a) The Company represents and warrants to the Purchaser that
(i) this Agreement has been duly authorized, executed and delivered by the Company and (ii) the Purchase Stock is duly and validly issued, fully paid and nonassessable. The Parent represents and warrants to the Purchaser that (i) this Agreement has been duly authorized, executed and delivered by the Parent and
(ii) the Parent has valid title to the Purchase Stock.

                  (b) If the Company shall have engaged in a Public Offering,
(i) the Company shall use reasonable efforts to register the Options and the Stock to be acquired on exercise thereof on a Form S-8 Registration Statement or any successor to Form S-8 to the extent that such registration is then available with respect to such Options and Stock, (ii) the Company shall use its best efforts to comply with all state securities or "blue sky" laws which might be applicable to the sale of the Stock and the issuance of the Options to the Purchaser and (iii) the Company will file the reports required to be filed by it under the Act and the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the rules and regulations adopted by the Securities and Exchange Commission ("SEC") thereunder, to the extent required from time to time to enable the Purchaser to sell shares of Stock without registration under the Act within the limitations of the exemptions provided by (A) Rule 144 under the Act, as such Rule may be amended from time to time, or (B) any similar rule or regulation hereafter adopted by the SEC. Notwithstanding anything contained in this Section 9(b), the Company may deregister under Section 12 of the Exchange Act if it is then permitted to do so pursuant to the Exchange Act and the rules and regulations thereunder. Nothing in this Section 9(b) shall be deemed to limit in any manner the restrictions on sales of Stock contained in this Agreement.

                  10. "Piggyback" Registration Rights. (a) Until the later of
(i) the first occurrence of a Qualified Public Offering and (ii) the fifth anniversary of the Vesting Reference Date, the Purchaser hereby agrees to be bound by all of the terms, conditions and obligations of a Registration Rights Agreement (the "Registration Rights Agreement"), between the Company and entities controlled by Kohlberg Kravis Roberts & Co., L.P. (the "Parent"), and, in the case of a Qualified Public Offering and subject to the limitations set forth in this Section 10, shall have all of the rights and privileges of the Registration Rights Agreement, in each case as if the Purchaser were an original party (other than the Company) thereto; provided, however, that the Purchaser shall not have any rights to request registration under Section 3 of the Registration Rights Agreement; and provided, further, that the Purchaser shall not be bound by any amendments to the Registration Rights Agreement unless the Purchaser consents thereto. Notwithstanding anything to the contrary contained in the Registration Rights Agreement, the Purchaser's rights and obligations under the Registration Rights Agreement shall be subject to the limitations and additional obligations set forth in this Section 10. All shares of Stock purchased by the Purchaser pursuant to this Agreement and held by the Purchaser, the Purchaser's Estate or a Purchaser's Trust, including shares purchased upon the exercise of Options, shall be deemed to be Registrable Securities (as defined in the Registration Rights Agreement).

                  (b) The Company will promptly notify the Purchaser in writing (a "Notice") of any proposed registration (a "Proposed Registration") in connection with a Qualified Public Offering. If within 15 days of the receipt by the Purchaser of such Notice, the Company receives from the Purchaser, the Purchaser's Estate or the Purchaser's Trust a written request (a "Request") to register shares of Stock held by the Purchaser, the Purchaser's Estate or the Purchaser's Trust (which Request will be irrevocable unless otherwise mutually agreed to in writing by the Purchaser and the Company), shares of Stock will be so registered as provided in this Section 10; provided, however, that for each such registration statement only one Request, which shall be executed by the Purchaser, the Purchaser's Estate or the Purchaser's Trust, as the case may be, may be submitted for all Registrable Securities held by the Purchaser, the Purchaser's Estate and the Purchaser's Trust.

                  (c) The maximum number of shares of Stock which will be registered pursuant to a Request will be the lowest of (i) the number of shares of Stock equal to the sum of (x) the product of (A) the number of shares of Common Stock then held by the Purchaser multiplied by (B) the Percentage, plus
(y) all shares of Common Stock which the purchaser is then entitled to acquire under an unexercised Option to the extent then exercisable, (ii) the product of
(A) the number of shares of Common Stock calculated under clause (i) above, multiplied by (B) the quotient of (x) the number of shares of Stock then proposed to be registered in such Proposed Registration by the Parent, if any, divided by (y) the number of shares of Stock then held by the Parent, including all shares of Stock which the Parent is then entitled to acquire upon conversion, exercise or exchange of a security that is convertible into, or exercisable or exchangeable for, Stock, (iii) the maximum number of shares of Stock which the Company can register in the Proposed Registration without adverse effect on the offering in the view of the managing underwriters (reduced pro rata with all Other Purchasers as more fully described in Section 10(d)) and
(iv) the maximum number of shares which the Purchaser (pro rata based upon the aggregate number of shares of Common Stock the Purchaser and all Other Purchasers have requested be registered) and all Other Purchasers are permitted to register under the Registration Rights Agreement.

                  (d) If a Proposed Registration involves an underwritten offering and the managing underwriter advises the Company in writing that, in its opinion, the number of shares of Common Stock requested to be included in the Proposed Registration exceeds the number which can be sold in such offering, so as to be likely to have an adverse effect on the price, timing or distribution of the shares offered in such Qualified Public Offering as contemplated by the Company, then the Company will include in the Proposed Registration

(i) first, 100% of the shares proposed to be sold by the Company and, if such registration was initiated pursuant to a "demand" registration right granted pursuant to the Stockholders' Agreement dated April 1, 1998 among the Company, the Parent and Corning Incorporated, the parties exercising such right and (ii) second, to the extent of the number of shares requested to be included in such registration which, in the opinion of such managing underwriter, can be sold without having the adverse effect referred to above, the number of shares which the Holders (as defined in the Registration Rights Agreement), including, without limitation, the Purchaser and Other Purchasers, have requested to be included in the Proposed Registration, such amount to be allocated pro rata among all requesting Holders on the basis of the relative number of shares then held by each such Holder (provided that any shares thereby allocated to any such Holder that exceed such Holder's request will be reallocated among the remaining requesting Holders in like manner).

                  (e) Upon delivering a Request the Purchaser will, if requested by the Company, execute and deliver a custody agreement and power of attorney in form and substance satisfactory to the Company with respect to the shares of Stock to be registered pursuant to this Section 10 (a "Custody Agreement and Power of Attorney"). The Custody Agreement and Power of Attorney will provide, among other things, that the Purchaser will deliver to and deposit in custody with the custodian and attorney-in-fact named therein a certificate or certificates representing such shares of Stock (duly endorsed in blank by the registered owner or owners thereof or accompanied by duly executed stock powers in blank) and irrevocably appoint said custodian and attorney-in-fact as the Purchaser's agent and attorney-in-fact with full power and authority to act under the Custody Agreement and Power of Attorney on the Purchaser's behalf with respect to the matters specified therein.

                  (f) If a Proposed Registration involves an underwritten offering and the Parent enters into lockup agreements pursuant to the terms of the underwriting agreement, then the Purchaser, if such Purchaser exercises registration rights pursuant to this Section 10, shall enter into a lockup agreement on substantially similar terms and conditions.

                  (g) The Purchaser agrees that he will execute such other agreements as the Company may reasonably request to further evidence the provisions of this Section 10.

                  11. Pro Rata Repurchases. Notwithstanding anything to the contrary contained in Section 5, 6 or 7, if at any time consummation of all purchases and payments to be made by the Company pursuant to this Agreement and the Other Purchasers' Agreements would result in an Event, then the Company shall make purchases from, and payments to, the Purchaser and Other Purchasers pro rata (on the basis of the proportion of the number of shares of Stock and the number of Options each such Purchaser and all Other Purchasers have elected or are required to sell to the Company) for the maximum number of shares of Stock and shall pay the Option Excess Price for the maximum number of Options permitted without resulting in an Event (the "Maximum Repurchase Amount"). The provisions of Section 5(c) and 6(c) shall apply in their entirety to payments and repurchases with respect to Options and shares of Stock which may not be made due to the limits imposed by the Maximum Repurchase Amount under this
Section 11. Until all of such Stock and Options are purchased and paid for by the Company, the Purchaser and the Other Purchasers whose Stock and Options are not purchased in accordance with this Section 11 shall have priority, on a pro rata basis, over other purchases of Common Stock and Options by the Company pursuant to this Agreement and Other Purchasers' Agreements.

                  12. Rights to Negotiate Repurchase Price. Nothing in this Agreement shall be deemed to restrict or prohibit the Company from purchasing shares of Stock or Options from the Purchaser, at any time, upon such terms and conditions, and for such price, as may be mutually agreed upon between the Parties, whether or not at the time of such purchase circumstances exist which specifically grant the Company the right to purchase, or the Purchaser the right to sell, shares of Stock or the Company has the right to pay, or the Purchaser has the right to receive, the Option Excess Price under the terms of this Agreement.

                  13. Covenant Regarding 83(b) Election. Except as the Company may otherwise agree in writing, the Purchaser hereby covenants and agrees that he will make an election provided pursuant to Treasury Regulation 1.83-2 with respect to the Stock, including without limitation, the Stock to be acquired pursuant to Section 1 and the Stock to be acquired upon each exercise of the Purchaser's Options; and Purchaser further covenants and agrees that he will furnish the Company with copies of the forms of election the Purchaser files within 30 days after the date hereof, and within 30 days after each exercise of Purchaser's Options and with evidence that each such election has been filed in a timely manner.

                  14. Notice of Change of Beneficiary. Immediately prior to any transfer of Stock to a Purchaser's Trust, the Purchaser shall provide the Company with a copy of the instruments creating the Purchaser's Trust and with the identity of the beneficiaries of the Purchaser's Trust. The Purchaser shall notify the Company immediately prior to any change in the identity of any beneficiary of the Purchaser's Trust.

                  15. Expiration of Certain Provisions. The provisions contained in Sections 4, 5 and 6 of this Agreement and the portion of any other provision of this Agreement which incorporates the provisions of Sections 4, 5 and 6, shall terminate and be of no further force or effect with respect to any shares of Stock sold by the Purchaser (i) pursuant to an effective registration statement filed by the Company pursuant to Section 10 hereof or (ii) pursuant to the terms of the Sale Participation Agreement of even date herewith, between the Purchaser and the Parent.

                  The provisions contained in Section 2(e), 3, 4, 5, 6 and 13 of this Agreement, and the portion of any other provisions of this Agreement which incorporate the provisions of such Sections, shall terminate and be of no further force or effect upon the consummation of a merger, reorganization, business combination or liquidation of the Company, a sale of Common Stock owned by the Parent or other transaction, but only if such merger, reorganization, business combination, liquidation, sale of Common Stock or other transaction results in KKR Associates, a New York limited partnership, Parent or any affiliate of either of them, no longer having the power (i) to elect a majority of the Board of Directors of the Company or such other corporation which succeeds to the Company's rights and obligations pursuant to such merger, reorganization, business combination, liquidation or stock sale, or (ii) if the resulting entity of such merger, reorganization, business combination, liquidation or stock sale is not a corporation, to select the general partner(s) or other persons or entities controlling the operations and business of the resulting entity (a "Change of Control").

                  16. Recapitalizations, etc. The provisions of this Agreement shall apply, to the full extent set forth herein with respect to the Stock or the Options, to any and all shares of capital stock of the Company or any capital stock, partnership units or any other security evidencing ownership interests in any successor or assign of the Company (whether by merger, consolidation, sale of assets or otherwise) which may be issued in respect of, in exchange for, or substitution of, the Stock or the Options, by reason of any stock dividend, split, reverse split, combination, recapitalization, liquidation, reclassification, merger, consolidation or otherwise.

                  17. Purchaser's Employment by the Company. Nothing contained in this Agreement or in any other agreement entered into by the Company and the Purchaser contemporaneously with the execution of this Agreement (i) obligates the Company or any subsidiary of the Company to employ the Purchaser in any capacity whatsoever or (ii) prohibits or restricts the Company (or any such subsidiary) from terminating the employment, if any, of the Purchaser at any time or for any reason whatsoever, with or without cause, and the Purchaser hereby acknowledges and agrees that, except as may otherwise be specifically set forth in a written agreement or written arrangement with Purchaser, neither the Company nor any other person has made any representations or promises whatsoever to the Purchaser concerning the Purchaser's employment or continued employment by the Company.

                  18. Binding Effect. The provisions of this Agreement shall be binding upon and accrue to the benefit of the Parties and their respective heirs, legal representatives, successors and assigns. In the case of a transferee permitted under Section 2(a) hereof, such transferee shall be deemed the Purchaser hereunder; provided, however, that no transferee (including without limitation, transferees referred to in Section 2(a) hereof) shall derive any rights under this Agreement unless and until such transferee has delivered to the Company a valid undertaking and becomes bound by the terms of this Agreement.

                  19. Amendment. This Agreement may be amended only by a written instrument signed by the Parties hereto.

                  20. Closing. Except as otherwise provided herein, the closing of each purchase and sale of shares of Stock and the payment of the Option Excess Price, if any, pursuant to this Agreement shall take place at the principal office of the Company on the tenth business day following delivery of the notice by either Party to the other of its exercise of the right to purchase or sell such Stock hereunder or to cause the payment of the Option Excess Price, if any.

                  21. Applicable Law; Consent to Jurisdiction; Waivers. The laws of the state of Delaware shall govern the interpretation, validity and performance of the terms of this Agreement, regardless of the law that might be applied under principles of conflicts of law. Any suit, action or proceeding against the Purchaser with respect to this Agreement, or any judgment entered by any court in respect of any thereof, may be brought in any court of competent jurisdiction in the State of Delaware or New York, as the Company may elect in its sole discretion, and the Purchaser hereby submits to the non-exclusive jurisdiction of such courts for the purpose of any such suit, action, proceeding or judgment. By the execution and delivery of this Agreement, the Purchaser appoints Corporation Services Company, at its office in Wilmington, Delaware or New York, New York, as the case may be, as his agent upon which process may be served in any such suit, action or proceeding. Service of process upon such agent, together with notice of such service given to the Purchaser in the manner provided in Section 24, shall be deemed in every respect effective service of process upon him in any suit, action or proceeding. Nothing herein shall in any way be deemed to limit the ability of the Company to serve any such writs, process or summonses in any other manner permitted by applicable law or to obtain jurisdiction over the Purchaser, in such other jurisdictions and in such manner, as may be permitted by applicable law. The Purchaser hereby irrevocably waives any objections which he may now or hereafter have to the laying of the venue of any suit, action or proceeding arising out of or relating to this Agreement brought in any court of competent jurisdiction in the State of Delaware or New York, and hereby further irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in any inconvenient forum. No suit, action or proceeding against the Company with respect to this Agreement may be brought in any court, domestic or foreign, or before any similar domestic or foreign authority other than in a court of competent jurisdiction in the State of Delaware or New York, and the Purchaser hereby irrevocably waives any right which he may otherwise have had to bring such an action in any other court, domestic or foreign, or before any similar domestic or foreign authority. The Company hereby submits to the jurisdiction of such courts for the purpose of any such suit, action or proceeding.

                  22. Assignability of Certain Rights by the Company. The Company shall have the right to assign any or all of its rights or obligations to purchase shares of Stock pursuant to Sections 4, 5 and 6; provided, however, that the Company shall remain obligated to perform its obligations notwithstanding such assignment in the event that such assignee fails to perform the obligations so assigned to it.

                  23. Miscellaneous. In this Agreement (i) all references to "dollars" or "$" are to United States dollars and (ii) the word "or" is not exclusive. If any provision of this Agreement shall be declared illegal, void or unenforceable by any court of competent jurisdiction, the other provisions shall not be affected, but shall remain in full force and effect.

                  24. Notices. All notices and other communications provided for herein shall be in writing and shall be deemed to have been duly given if delivered by hand (whether by overnight courier or otherwise) or sent by registered or certified mail, return receipt requested, postage prepaid, to the Party to whom it is directed:

                  (a)  If to the Company, to it at the following address:

                           Corning Consumer Products Company
                           E-Building
                           Houghton Park
                           Corning, New York  14831
                           Attn:  President

         with copies to:

                           Kohlberg Kravis Roberts & Co.
                           9 West 57th Street
                           New York, New York  10019

                           Attn:  Clifton Robbins and Scott Stuart

                                                       -and-

                           c/o Borden Capital Management Partners
                           180 East Broad Street
                           Columbus, Ohio  43215
                           Attention:  Chief Executive Officer

                                                       -and-

                           Simpson Thacher & Bartlett
                           425 Lexington Avenue
                           New York, New York  10017
                           Attn:  David J. Sorkin, Esq.

                  (b) If to the Purchaser, to him at the address set forth below under his signature;

         or at such other address as either party shall have specified by notice in writing to the other.

                  25. Covenant Not to Compete; Confidential Information. (a) In consideration of the Company entering into this Agreement with the Purchaser, the Purchaser hereby agrees effective as of the Vesting Reference Date, for so long as the Purchaser is employed by the Company or one of its subsidiaries and for a period of one year thereafter (the "Noncompete Period"), that the Purchaser shall not, directly or indirectly, engage in the production, sale or distribution of any product produced, sold or distributed by the Company or its subsidiaries on the date hereof or during the Noncompete Period anywhere in the world in which the Company or its subsidiaries is doing business other than through the Purchaser's employment with the Company or any of its subsidiaries. At the Company's option, the Noncompete Period may be extended for an additional one year period if (i) within nine months of the termination of the Purchaser's employment, the Company gives the Purchaser notice of such extension and (ii) beginning with the first anniversary of such termination, the Company pays the Purchaser an amount equal to the Purchaser's base salary on the date of the termination of his employment. Such amount shall be paid in installments in a manner consistent with the then current salary payment policies of the Company. For purposes of this Agreement, the phrase "directly or indirectly engage in" shall include any direct or indirect ownership or profit participation interest in such enterprise, whether as an owner, stockholder, partner, joint venturer of otherwise, and shall include any direct or indirect participation in such enterprise as a consultant, licensor of technology or otherwise.

                  (b) The Purchaser will not disclose or use at any time during the Noncompete Period (as such period may be extended pursuant to Section 25(a)), any Confidential Information (as defined below) of which the Purchaser is or becomes aware, whether or not such information is developed by him, except to the extent that such disclosure or use is directly related to and required by the Purchaser's performance of duties, if any, assigned to the Purchaser by the Company. As used in this Agreement, the term "Confidential Information" means information that is not generally known to the public and that is used, developed or obtained by the Company or its subsidiaries in connection with its business, including but not limited to (i) products or services, (ii) fees, costs and pricing structures, (iii) designs, (iv) computer software, including operating systems, applications and program listings, (v) flow charts, manuals and documentation, (vi) data bases, (vii) accounting and business methods,
(viii) inventions, devices, new developments, methods and processes, whether patentable or unpatentable and whether or not reduced to practice, (ix) customers and clients and customer or client lists, (x) other copyrightable works, (xi) all technology and trade secrets, and (xii) all similar and related information in whatever form. Confidential Information will not include any information that has been published in a form generally available to the public prior to the date the Purchaser proposes to disclose or use such information. The Purchaser acknowledges and agrees that all copyrights, works, inventions, innovations, improvements, developments, patents, trademarks and all similar or related information which relate to the actual or anticipated business of the Company and its subsidiaries (including its predecessors) and conceived, developed or made by the Purchaser while employed by the Company or its subsidiaries belong to the Company. The Purchaser will perform all actions reasonably requested by the Company (whether during or after the Noncompete Period) to establish and confirm such ownership at the Company's expense (including, without limitation, assignments, consents, powers of attorney and other instruments).

                  (c) Notwithstanding Sections 25(a) and (b) above, if at any time a court holds that the restrictions stated in such Sections are unreasonable or otherwise unenforceable under circumstances then existing, the Parties agree that the maximum period, scope or geographic area determined to be reasonable under such circumstances by such court will be substituted for the stated period, scope or area. Because the Purchaser's services are unique and because the Purchaser has had access to Confidential Information, the Parties agree that money damages will be an inadequate remedy for any breach of this Agreement. In the event a breach or threatened breach of this Agreement, the Company or its successors or assigns may, in addition to other rights and remedies existing in their favor, apply to any court of competent jurisdiction for specific performance and/or injunctive relief in order to enforce, or prevent any violations of, the provisions hereof (without the posting of a bond or other security).

                  (d) Notwithstanding the foregoing Sections 25(a), (b) and (c), the provisions of any employment agreement in effect on the date hereof between the Company and Purchaser which contains covenants relating to confidentiality and competition shall supersede and replace the provisions of Sections 25(a),
(b) and (c) and shall be deemed incorporated by reference in this Agreement in their entirety.

                            [Continued on next page.]

                  IN WITNESS WHEREOF, the Parties have executed this Agreement as of April 30, 1998.

                                               CORNING CONSUMER PRODUCTS COMPANY


                                               By:
                                                -----------------------------
                                                Name:
                                                Title:


                                               CCPC ACQUISITION CORP.


                                               By:
                                                -----------------------------
                                                Name:
                                                Title:

                                               ------------------------------
                                               (Print Name of Purchaser)


                                               ---------------------------------
                                               (Signature of Purchaser)

                                               ---------------------------------

                                               ---------------------------------

                                               ---------------------------------
                                               (Address of Purchaser)

Number of Shares of
  Purchase Stock:                              ---------------------------------


Purchase Date:                                  April 30, 1998
                                               ---------------------------------

Vesting Reference Date:                         April 1, 1998
                                               ---------------------------------



                       Management Stockholder's Agreement